As filed with the Securities and Exchange Commission on May 28, 2003

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the
☐	Definitive Proxy Statement		Commission Only (as permitted)
☐	Definitive Additional Materials		by Rule 14a-6(e)(2)
☒	Soliciting Material Under Rule 14a-12

LENDINGTREE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

This presentation shall not be deemed to be an offer or a solicitation of an offer to buy any securities of LendingTree. LendingTree Business & Financial Overview Friedman, Billings, Ramsey & Co. 7th Annual Growth Stock Conference May 28, 2003

This presentation shall not be deemed to be an offer or a solicitation of an offer to buy any securities of LendingTree. LendingTree Business & Financial Overview Friedman, Billings, Ramsey & Co. 7th Annual Growth Stock Conference May 28, 2003

Total Refinance Completed QF Mix Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 Working Media 0.25 0.218 0.263 0.316 0.563 0.521 0.56 0.716 0.446 0.406 0.68 0.714 0.675 0.58 0.46 0.33 LendingTree Has Made Conservative Planning Assumptions Regarding Purchase/Refinance Mix. Supplemental Data MBAA Forecast

This presentation shall not be deemed to be an offer or a solicitation of an offer to buy any securities of LendingTree. LendingTree Business & Financial Overview Friedman, Billings, Ramsey & Co. 7th Annual Growth Stock Conference May 28, 2003

LendingTree Business & Financial Overview

Friedman, Billings, Ramsey & Co.
7th Annual Growth Stock Conference

May 28, 2003

LendingTree, Inc. – Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to our anticipated financial performance, business prospects, new developments, new merchandising strategies and similar matters, and/or statements preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," "estimates," "intends," "plans," "projects," "seeks," or similar expressions. These forward-looking statements are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions that could have a material adverse effect on the proposed transaction between USA Interactive and the Company and/or on our respective businesses, financial condition or results of operations. You should understand that the following important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements: (1) the risk that USA Interactive's and the Company's businesses will not be integrated successfully; (2) costs related to the proposed transaction; (3) material adverse changes in economic conditions generally or in our markets or industries; (4) future regulatory and legislative actions and conditions affecting our operating areas; (5) competition from others; (6) successful integration of our divisions' management structures; (7) product demand and market acceptance; (8) the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms; (9) the ability to expand into and successfully operate in foreign markets; (10) obtaining and retaining skilled workers and key executives; (11) acts of terrorism; and (12) war or political instability. In addition, investors should consider the other information contained in or incorporated by reference into USA Interactive's and the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), including our Annual Reports on Form 10-K for the fiscal year ended 2002, especially in the Management's Discussion and Analysis section, our most recent Quarterly Reports on Form 10-Q and their Current Reports on Form 8-K. Other unknown or unpredictable factors also could have material adverse effects on our future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this presentation may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this presentation. We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this presentation to reflect circumstances existing after the date of this presentation or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

Agenda

- **Business Overview - Lending**
- Business Overview – Real Estate
- Operating & Financial Results
- Long-Term Financial Projections

Business Overview - Lending

The U.S. Consumer Lending Market is Extremely Large…

2002 Total Debt Outstanding



Non-Revolving - Auto/Personal
Revolving – Credit Card
Home Equity
Mortgage

$9.1 Trillion

Source: Federal Reserve Statistical Release, National Mortgage News Quarterly Report, 2002, SMR Home Equity & Subprime Mortgage Loans, 2002.

2002 Total Originations by Product



Credit Card
Personal
Auto
Home Equity
Mortgage

$3.9 Trillion

Source: MBAA, SMR Home Equity and Subprime Mortgage Loans, 2002, NADA and Manheim Auctions.

LendingTree

Business Overview - Lending

... and Highly Fragmented.

Mortgage Originations by Source



LendingTree.com
$16B (0.7%)
10,000
Small/Medium
Lenders
$281B (11%)
Large Bank
Example
Top 15 Retail Producers
$708B (29%)
40,000
Mortgage Brokers/
Correspondents
$1,474B (60%)

50,000 Institutions
$2.46 Trillion

Source: Inside Mortgage Finance 2003, Wall Street Journal 2003, MBA.

LendingTree Mortgage Market Share



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1999
2000
2001
2002
2003
2004
2005
2006
2007
Target

Source: Mortgage industry data used for market share estimates - MBA, Inside Mortgage Finance (1999-2003), and Morgan Stanley Feb 2002 (2003-2005).

Business Overview - Lending

Like Other Industries, the Internet Can Help Streamline an Inefficient Mortgage Lending Value Chain…



LendingTree Exchange
Consumers
Wall Street
Fannie Mae Freddie Mac
Lender
Correspondent
Broker

Business Overview - Lending

… By Creating an Efficient Exchange Between Consumers and Lenders.


Consumer Demand
Lender Supply
LT.com
Co-Branded Loan Centers
Managed Market Place
Lender Websites
Affiliate Network
LendingTree Exchange
ConsumerWeb
Resource Center
Consumer Status
Realty Services
Cross-Sell
E-mail & Customer Survey
Customer Service
Automated Decision Engine
Exchange Platform
Workflow
LenderWeb
Point of Sale Tools
Configuration Management
Lead Management
E-mail Campaign Management
Reporting
RealtyConnection
LendingTree Exchange
Mortgage
Home Equity
Auto
Credit Card
Personal
Other Products

Business Overview - Lending

A Simple and Understandable Process...

Consumer Access





Loan Request



Filters



Lender Evaluation and Response



Loan Offer Communication and Consumer Acceptance



"Over the last 15 years, I've purchased three homes, refinanced and made equity loans, and have never had such a pleasant experience as I am now having utilizing LendingTree.com. Not only do you provide competitive quotes from different lenders, but your website provides the tools needed to easily assess the offers in relation to each other as well as to my needs."

LendingTree

Business Overview - Lending

A Simple and Understandable Business Model.



Variable Marketing Expense
Loan Request
Completed QFs
Filters
Consumer Access
"Over the last 15 years, I've purchased three homes, refinanced and made equity loans, and have never had such a pleasant experience as I am now having utilizing LendingTree.com. Not only do you provide competitive quotes from different lenders, but your website provides the tools needed to easily assess the offers in relation to each other as well as to my needs."
Lender Evaluation and Response
Transmitted QFs
Transmit Rate
Transmits Per
$1-$10 per Lender per Transmit
Loan Offer Communication and Consumer Acceptance
Close Rate
$36 - $750 per Closing
Approval Rate

LendingTree

Business Overview – Lending

Loan Pricing Structure is Aligned with Consumer and Lender Goals.

Standard Fees for Loan Products

	Mortgage	Home Equity	Auto	Personal	Credit Card
Transmit Fees	$10.00	$10.00	$1.00	$4.00	$0.00
Closed Loan Fees	$300.00 - $750.00 (1)	$275.00	$108.00	$80.00	$36.00

(1) Mortgage Closed Loan Fees are tiered depending on loan size ranging from $300.00 for loan amounts below $125,000 and $750.00 for loan amounts over $300,700.

LendingTree

Business Overview – Lending

LendingTree is the Leading Lending Exchange and Competition is Primarily with Offline Players.

	Old Landscape (1999)		New Landscape (2002)
Exchanges / Referral Sites	• CreditLand • HomeAdvisor • QuickenLoans • Mortgage Bid • Get Smart • IMX • LoanTrader • Ultraprise • LendingTree	→	• LendingTree • Get Smart
Online Lenders	• eLoan • iOwn • Mortgage.com • Next Card	→	• eLoan • E*Trade • MortgageSelect • QuickenLoans
Offline Lenders	• Bank of America • Bank One • Cendant • Chase • Citibank • Countrywide • IndyMac • MortgageIT • Wachovia • WAMU • Wells Fargo	→	• ABN AMRO • Bank of America • Bank One • Cendant • Chase • Citibank • Countrywide • IndyMac • GMAC/Ditech • MortgageIT • Wachovia • WAMU • Wells Fargo

LendingTree Customers/Partners Indicated in Blue

Agenda

- Business Overview - Lending
- **Business Overview – Real Estate**
- Operating & Financial Results
- Long-Term Financial Projections

Business Overview – Real Estate

The Real Estate Market is Very Large…

Total Home Sales *(units in millions)*


7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
5.2
5.9
6.1
6.0
6.2
6.5
1997
1998
1999
2000
2001
2002
Existing Homes Sold
New Homes Sold

Source: U.S. Bureau of the Census, Construction Reports

Broker Commissions *($ in billions)*


$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$41.5
$48.8
$53.9
$56.2
$60.0
$67.3
1997
1998
1999
2000
2001
2002 (E)

Source: U.S. Bureau of Economics – Table 5.6U 2nd Quarter 2002

Business Overview – Real Estate

… and Highly Fragmented with over 80,000 Brokerage Companies and 860,000 REALTORS®.

REALTOR® Breakdown (% of total)



Prudential 5%
RE/MAX 9%
GMAC 3%
NRT 6%
Century 21 13%
Coldwell Banker 9%
ERA 4%
Other 51%
Cendant

Source: Real Trends, NAR, and Individual Company Sources

Business Overview – Real Estate

Consumers are 7.3x More Inclined to Find a REALTOR® on the Internet than Originate a Loan, Highlighting the Real Estate Opportunity for LendingTree.

How Consumers Use the Internet to Facilitate Real Estate Transactions
% of Internet Consumers Using Function


Find homes
Preview homes
Find agent
Access Financing
Find Real Estate Co
Access Lender/rate info
Research Neighborhoods
Originate loan
Research Schools
Analyze Taxes etc.
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

Source: California Association of REALTORS® 2002

LendingTree

Business Overview – Real Estate

Realty Services is an Efficient Exchange Between Consumers and REALTORS®.

LendingTree
Costco.com
UNITED
First Franklin
Irwin Home Equity
100 Best Lenders.com



LendingTree Exchange
Realty Services
Consumer Demand
Realtor Supply
LendingTree.com
Affinity
Loyalty Programs
Network Lenders
Banks
Affiliate Network
LendX Realty Connection
Realty Services
LendX Realty Connection
Coldwell Banker
ReMAX
ERA
Century 21
Prudential
GMAC
Independent Brokerages

Coldwell Banker
RE/MAX
ERA
Century 21
Prudential Real Estate
GMAC Real Estate
Weichert Realtors

Business Overview – Real Estate

How LendingTree Makes Money in Real Estate.

Assume Home Price = $225,000

One Sided Transaction (Buy or Sell)
Total Commission @ 3% = $6,750


Realtor Commission $4,388
LendingTree Net Revenue $1,362
Consumer Rebate $1,000

Double Sided Transaction (Buy and Sell)
Total Commission @ 6% = $13,500


Realtor Commission $8,775
LendingTree Net Revenue $2,725
Consumer Rebate $2,000

Note: Illustrated consumer rebate is for the LendingTree.com channel.

Business Overview – Summary

LendingTree Has Achieved Significant Brand Awareness That Can Be Leveraged for Both Real Estate and Lending.



LendingTree Total Brand Awareness
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
41.0%
59.0%
67.0%
Year 1
Year 2
Year 3

Source: LendingTree Sponsored Surveys Conducted by Chadwick Martin & Bailey

Agenda

- Business Overview - Lending
- Business Overview – Real Estate
- **Operating & Financial Results**
- Long-Term Financial Projections

Operating & Financial Results – Lending

Exchange Volume Has Grown Substantially…



Total Transmitted QFs
(in thousands)
CAGR: 70%
700
650
600
550
500
450
400
350
300
250
200
150
100
50
0
134
178
212
192
344
313
350
412
382
367
555
541
661
Q1 00
Q2 00
Q3 00
Q4 00
Q1 01
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02
Q1 03



Total $ Funded
($ in billions)
CAGR: 145%
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$0.6
$1.3
$1.3
$1.4
$1.8
$3.0
$3.2
$4.1
$3.9
$4.3
$5.8
$7.8
$8.3
Q1 00
Q2 00
Q3 00
Q4 00
Q1 01
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02
Q1 03

Operating & Financial Results – Real Estate

… and Real Estate QFs Continue to Grow, with Close Rates Steadily Improving.

Realty QFs



(in 000's)
36.0
30.0
24.0
18.0
12.0
6.0
0.0
1.1
8.2
15.6
16.3
12.8
11.3
19.8
17.7
15.2
12.2
35.2
Q3 00
Q4 00
Q1 01
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02
Q1 03

Note: Commenced Real Estate business in September 2000.

Static Pool Close Rate



8.0%
6.0%
4.0%
2.0%
0.0%
3.3%
3.6%
3.8%
4.8%
5.3%
6.0%
7.1%
7.3%
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02
Q1 03

LendingTree

Operating & Financial Results - LendingTree

Top Line Continues to Grow...



Total Revenue
($ in millions)
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$3.5
$4.5
$6.3
$7.7
$8.0
$9.0
$9.4
$9.6
$12.0
$12.3
$15.5
$15.8
$16.3
$17.2
$17.5
$18.8
$20.0
$21.3
$23.0
$24.5
$26.0
$30.9
$33.5
$34.7
$35.0
$39.2
Q1 2000
Q2 2000
Q3 2000
Q4 2000
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Guidance
Actual Revenue

Operating & Financial Results - LendingTree

... and the Path to Significant Profitability is Clear.



Earnings Per Share
$0.60
$0.40
$0.20
$0.00
($0.20)
($0.40)
($0.60)
($0.80)
($1.00)
($1.20)
($1.40)
($1.60)
($1.80)
($2.00)
($2.20)
($2.07)
($1.04)
($0.81)
($0.75)
($0.52)
($0.66)
($0.20)
($0.29)
($0.15)
($0.05)
$0.12
$0.19
$0.18
Q1 00
Q2 00
Q3 00
Q4 00
Q1 01
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02
Q1 03

LendingTree

Agenda

- Business Overview - Lending
- Business Overview – Real Estate
- Operating & Financial Results
- **Long-Term Financial Projections**

Long-Term Financial Projections

LendingTree Expects to Produce Significant Revenue and Earnings Growth.

2007 Financial Goals

	Estimate	CAGR 2002 - 2007
After-Tax EPS	$2.00	70%
EPS Growth Rate (Post 2007)	30% - 50%	

- *After-Tax EPS Note: Due to its ability to carry forward historical NOLs, TREE does not expect to pay taxes until late 2004. Therefore, 2002 EPS of $0.20 was adjusted for pro-forma taxes in calculating the projected CAGR through 2007. Pro Forma After-Tax EPS was calculated by applying a hypothetical 38% tax rate to Net Income per Diluted Common Share. Management believes that it is useful to provide Pro Forma After-Tax EPS until the Company pays taxes so that an investor can analyze earnings comparable to other companies currently paying taxes and consistent with future after-tax earnings of the Company. The actual tax rate in future periods may vary from the estimated tax rate used above.*

Long-Term Financial Projections

Our Combination with USAI Could Yield Numerous Synergies.

- More Efficient Media Buying
- Improved Distribution
- Realty Services Offerings Linked to USAI Properties
- Loan Centers on USAI Properties
- Incremental Capital and Investment
  - Accelerate Realty Services product expansion and marketing spend.
  - Expand technology development budget to accelerate deployment of ROI positive projects.
  - Expand presence in local markets.

LendingTree Business & Financial Overview

Friedman, Billings, Ramsey & Co.
7th Annual Growth Stock Conference

May 28, 2003

Supplemental Data

Supplemental Data

Common Questions About LendingTree's Business Model Are:

Question

- How will volume be impacted in a rising interest rate environment?

Response

- As an exchange, we anticipate a series of dynamics that will take place in a rising interest rate environment:
  - Refinance loan requests go down.
  - Purchase mortgage transmit rates and transmits per go up.
  - Purchase mortgage close rates go up.
  - Home Equity loan requests go up.
  - Home Equity close rates go up.
- Overall, LendingTree has made conservative assumptions on these metrics.

Supplemental Data

LendingTree Has Made Conservative Planning Assumptions Regarding Purchase/Refinance Mix.

Total Refinance Completed QF Mix


75%
70%
65%
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
25.0%
21.8%
26.3%
31.6%
56.3%
52.1%
56.0%
71.6%
44.6%
40.6%
68.0%
71.4%
67.5%
58.0%
46.0%
33.0%
MBAA Forecast
Q1 00
Q2 00
Q3 00
Q4 00
Q1 01
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02
Q1 03
Q2 03
Q3 03
Q4 03

LendingTree

Supplemental Data

LendingTree Has Successfully Managed its Mortgage Product in Different Interest Rate Environments.

Low/Declining Interest Rates – Q4 2001

Completed QFs
100 QFs

Transmit Rate - 50%
50 QFs

Multiple Transmits per QF
2.07

Close Rate
8.0%

Multiple Referrals - 104
Total Closings - 4

High/Increasing Interest Rates – Q2 2002

Completed QFs
55 QFs

Transmit Rate - 83%
46 QFs

Multiple Transmits per QF
3.11

Close Rate
7.9%

Multiple Referrals - 143
Total Closings - 4

Low/Declining Interest Rates – Q1 2003

Completed QFs
132 QFs

Transmit Rate - 79%
104 QFs

Multiple Transmits per QF
2.84

Close Rate
10.3%

Multiple Referrals - 295
Total Closings - 10

Supplemental Data

Common Questions About LendingTree's Business Model Are:

Question

- Why are close rate trends a key metric for the business and what do they show?

Response

- Since customer acquisition costs are already incurred to attract consumers, close rates have a significant impact on the upside potential for the business.
- Close rates have improved over time with:
  - More offers for each consumer
  - Lender best practices
  - Lender benchmarking
  - Predictive modeling
  - Technology advancements
  - "Darwinian" nature of the exchange

LendingTree

Supplemental Data

Common Questions About LendingTree's Business Model Are:

Question

- How will LendingTree continue to increase the purchase mortgage business when refinance volume begins to diminish?

Response

- There are several key drivers of purchase mortgage growth:
  - Volume initiatives
  - Lender focus on purchase vs. refinance
  - Increased purchase transmit rates and transmits per
  - Increased purchase close rates
  - Real estate – purchase synergy

Supplemental Data

There are Several Key Drivers of Purchase Mortgage Growth That Will Help Offset the Decline in Refinance Volume.

- **Volume Initiatives:** LendingTree will drive purchase mortgage volume to partially offset the loss of refinance. We have several volume initiatives in place to do that and are ahead of budget on purchase volume in early 2003.
  - Expansion into Broadcast TV networks; Introduction of Direct Response TV; Enterprise-wide strategic relationships with major portals such as MSN; Expansion of telephone channel (800-555-TREE); Introduction of Direct Mail channel (both e-mail and postal); Real Estate synergy

- **Lender Focus on Purchase vs Refinance:** Past performance has shown that lenders can and will switch to purchase leads when refinance volume declines. Additionally, LendingTree has already begun to proactively influence lender behavior in several key ways including contracted purchase filters for new lenders, purchase metrics now included in lender alignment scoring, volume forecasting, and volume management.

- **Increased Purchase Transmit Rates and Transmits Per:** History shows that these key metrics will increase given lender increases in capacity. Additionally, LendingTree is proactively managing this initiative to ensure that our forecasted metrics are achieved.

- **Increased Purchase Close Rates:** In 2002, LendingTree's purchase close rate was as high as 6.6%. We need to grow the close rate to 8% by December 2003, which we consider realistic.

- **Real Estate – Purchase Synergy:** Early results indicate that 15% of consumers looking for a REALTOR® at LendingTree also opt-in and complete a purchase mortgage request, generating approximately 3% of our current run-rate for purchase mortgage requests. Of those LendingTree mortgage applicants who are offered the ability to find a REALTOR®, 23% opt-in for the "Find a REALTOR®" program.

LendingTree

Supplemental Data

Common Questions About LendingTree's Business Model Are:

Question

- **How dependent is LendingTree on Real Estate listings?**

Response

- **LendingTree's business model is not dependent on Real Estate listings as we do not directly monetize them. Home listings are being made available to our consumers as additional content to round out the offering of our Real Estate product.**

Supplemental Data

LendingTree, Inc. Balance Sheets

($ in thousands)

	March 31, 2002	June 30, 2002	September 30, 2002	December 31, 2002	March 31, 2003
ASSETS					
Cash & Cash Equivalents, Short-Term and Short-Term Restricted Investments	$ 10,562	$ 13,888	$ 13,679	$ 27,187	$ 26,877
Accounts Receivable, net	12,057	14,045	18,150	16,892	21,998
Software, net	2,202	1,425	1,219	3,185	4,014
Intangible Assets, net	3,084	2,501	1,916	1,330	743
Other Assets	4,387	3,309	3,713	2,093	2,626
TOTAL ASSETS	$32,292	$ 35,168	$ 38,677	$ 50,687	$ 56,258
LIABILITIES & SHAREHOLDERS' EQUITY					
Accounts Payable and Accrued Expenses	$20,313	$ 15,171	$ 14,933	$ 16,985	$ 16,300
Other Liabilities	306	218	141	366	427
Total Shareholders' Equity & Preferred Stock	11,673	19,779	23,603	33,336	39,531
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$32,292	$ 35,168	$ 38,677	$ 50,687	$ 56,258

LendingTree

Supplemental Data

Analyst Coverage

Firm Name	Strong Buy	Buy	Hold
Merrill Lynch			●
Friedman, Billings, Ramsey	●		
UBS Warburg	●		
Putnam, Lovell	●		
Citigroup (1)		●	
JMP Securities			●

(1) Citigroup has an In-Line Rating on TREE

LendingTree

LendingTree Business & Financial Overview

Friedman, Billings, Ramsey & Co.
7th Annual Growth Stock Conference

May 28, 2003

This presentation shall not be deemed to be an offer or a solicitation of an offer to buy any securities of LendingTree.